SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant		[X]
Filed by a Party other than the Registrant		[ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

______________________________________________________________________

     (Name of Registrant as Specified in Charter) ______________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________

[ ]	Fee previously paid with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

     Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of Dreyfus Institutional Preferred Plus Money Market Fund (the "Fund"), a series of Dreyfus Institutional Preferred Money Market Funds (the "Trust"). As a shareholder of the Fund, you are being asked to vote on a proposal that would permit the Fund to change its investment strategy, as described below.

     The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund, operate. When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share. During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals. The new structural changes, however, will not materially affect government money market funds.

     Currently, the Fund is considered a "prime" money market fund and seeks to maintain a stable $1.00 price per share. The Fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. As a fundamental policy, which may only be changed with the approval of the Trust's Board of Trustees and the Fund's shareholders, the Fund must invest, under normal market conditions, at least 25% of its assets in securities issued by banks. If the Fund were to remain a "prime" money market fund, the new SEC rules would require the Trust's Board of Trustees to adopt procedures for implementing shareholder liquidity fees and redemption gates for the Fund and, if the Fund were determined to be an institutional prime money market fund, the Fund would be required to price and transact at a "floating" net asset value per share.

     The Trust's Board of Trustees has approved, subject to shareholder approval of the proposal to be voted on at the Special Meeting of Shareholders, changing the Fund's investment strategy so that the Fund will comply with the new definition of "government money market fund" established by the SEC. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules in October 2016. As proposed, the Fund will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. This change in the Fund's investment strategy would reduce the credit exposure of the Fund, but also would likely result from time to time in lower yields for shareholders. The Fund's investment objective, which is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, will not change. In addition, while the Trust's Board of Trustees may elect to adopt liquidity fees and redemption gates for the Fund in the future, the Board has not elected to do so and has no current intention of adopting liquidity fees and redemption gates for the Fund if the Fund's investment strategy is changed as proposed. The Trust's Board of Trustees also has approved, subject to shareholder approval of the proposal, changing the Fund's name to "Dreyfus Institutional Preferred Government Plus Money Market Fund."

     The proposal to change the Fund's investment strategy so that the Fund will comply with the new definition of "government money market fund" requires shareholder approval of the proposed change to the Fund's fundamental investment restriction to remove the current requirement that the Fund invest at least 25% of its assets in securities issued by banks under normal market conditions. Therefore, the Fund will not change its investment strategy or its name as described, unless shareholders approve revising the investment restriction. If shareholders approve revising the investment restriction as described in the proposal set forth in the enclosed Proxy Statement, the proposed changes will take effect on or about August 1, 2016.

     After careful review, the Trust's Board of Trustees has unanimously approved the proposal set forth in the enclosed Proxy Statement. The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

     Your vote is extremely important, no matter how large or small your Fund holdings. By voting promptly, you can help avoid follow-up letters and calls.

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call 1-800-DREYFUS.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Institutional Preferred Money Market Funds

June __, 2016

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND

______________________________________________

Notice of Special Meeting of Shareholders To Be Held on July 15, 2016

______________________________________________

To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus Institutional Preferred Plus Money Market Fund (the "Fund"), a series of Dreyfus Institutional Preferred Money Market Funds, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, July 15, 2016 at 10:00 a.m. for the following purposes:

1.

To approve revising the Fund's fundamental investment restriction regarding industry concentration to remove the current requirement that the Fund, under normal market conditions, invest at least 25% of its assets in securities issued by banks.

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

     Shareholders of record at the close of business on June 10, 2016 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees,

Janette E. Farragher
Secretary

New York, New York
June __, 2016

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO

BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE

VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM

YOUR COOPERATION.

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

DREYFUS INSTITUTIONAL PREFERRED PLUS MONEY MARKET FUND

_______________________________________

PROXY STATEMENT
_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, JULY 15, 2016

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Dreyfus Institutional Preferred Money Market Funds (the "Trust"), on behalf of its series, Dreyfus Institutional Preferred Plus Money Market Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, July 15, 2016 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     Shareholders of record at the close of business on June 10, 2016 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Information as to the share ownership for the Fund is set forth under "Additional Information" in this Proxy Statement.

     Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "FOR" the proposal except as to broker non-votes as described below. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The approximate mailing date of this Proxy Statement and the accompanying proxy card is June __, 2016. To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

     The principal executive office of the Trust is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

     THIS PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT

WWW.DREYFUS.COM/PROXYINFO

INTRODUCTION

     The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund, operate. When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share. During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.

     The new structural changes, however, will not materially affect government money market funds. Under the amended rules, a money market fund that qualifies as a "government money market fund" (a) is permitted to continue to use amortized cost to value its portfolio securities and to transact at a stable $1.00 share price and (b) is not subject to the liquidity fee and redemption gate requirements, but may choose to impose such fees and gates provided the ability to do so is disclosed in the fund's prospectus. Under the amended rules, "government money market fund" means a money market fund that invests 99.5% or more of its total assets in "government securities" (as defined in the rule), repurchase agreements collateralized solely by cash and/or government securities, and cash.

     Currently, the Fund is considered a "prime" money market fund and seeks to maintain a stable $1.00 price per share. The Fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the Fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. While the Fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The Fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the Fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. If the Fund were to remain a "prime" money market fund, the new SEC rules would require the Board to adopt procedures for implementing shareholder liquidity fees and redemption gates for the Fund and, if the Fund were determined to be an institutional prime money market fund, the Fund would be required to price and transact at a "floating" net asset value per share by the October 14, 2016 effective date for the new SEC rules.

     The Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Trustees"), has approved, subject to shareholder approval of the proposal, changing the Fund's investment strategy so that the Fund will comply with the new definition of "government money market fund" established by the SEC. In approving the proposed change to the Fund's investment strategy, the Board considered Dreyfus' recommendation and rationale for repositioning the Fund as a government money market fund, including that the Fund will continue to use amortized cost to value its portfolio securities and seek to maintain a stable $1.00 price per share following the October 14, 2016 effective date for the new SEC rules. As proposed, the Fund will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. This change in the Fund's investment strategy would reduce the credit exposure of the Fund, but also would likely result from time to time in lower yields for shareholders. The Fund's investment objective, which is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, will not change. In addition, while the Board may elect to adopt liquidity fees and redemption gates for the Fund in the future, the Board has not elected to do so and has no current intention of adopting liquidity fees and redemption gates for the Fund if the Fund's investment strategy is changed as proposed. The Board also has approved, in connection with changing the Fund's investment strategy, changing the Fund's name to "Dreyfus Institutional Preferred Government Plus Money Market Fund." To comply with the 1940 Act rule regarding fund names, the Fund will adopt a policy to invest at least 80% of its net assets in securities issued or guaranteed by the U.S. government and repurchase agreements in respect of such securities.

     The proposal to change the Fund's investment strategy so that the Fund will comply with the new definition of "government money market fund" requires shareholder approval of the proposed change to the Fund's fundamental investment restriction to remove the current requirement that the Fund invest at least 25% of its assets in securities issued by banks under normal market conditions. To do so requires the approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. Therefore, the Fund will not change its investment strategy to comply with the new definition of "government money market fund" or its name, unless shareholders approve revising the investment restriction. If shareholders approve revising the investment restriction as described in the proposal, the proposed changes will take effect on or about August 1, 2016 (the "Effective Date"). If the proposal is not approved by shareholders, the Board may consider other options for the Fund, including liquidation of the Fund.

The Fund's Proposed Investment Strategy

     Subject to shareholder approval of the proposal, as of the Effective Date, the Fund normally will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including those with fixed or floating rates of interest, repurchase agreements (including tri-party repurchase agreements) collateralized solely by cash and/or government securities, and cash. To pursue its goal, the Fund will normally invest at least 80% of its net assets in securities issued or guaranteed by the U.S. government and repurchase agreements in respect of such securities. The securities issued by the U.S. government or its agencies or instrumentalities in which the Fund will invest include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

     The Fund will remain subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, and will continue to seek to maintain a stable $1.00 price per share. The Fund also will continue to be required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the Fund will continue to be required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The Fund will be limited to holding no more than 0.5% of its assets in securities other than government securities, repurchase agreements collateralized solely by cash and/or government securities, or cash. The maximum weighted average maturity of the Fund's portfolio will remain 60 days and the maximum weighted average life to maturity of the Fund's portfolio will remain 120 days.

     In response to liquidity needs or unusual market conditions, the Fund will continue to be able to hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the Fund from achieving its investment objective.

     As of the Effective Date, the Fund will continue to be subject to interest rate risk, liquidity risk, regulatory risk, government securities risk, and repurchase agreement counterparty risk, but will no longer be subject to credit risk, banking industry risk, foreign investment risk and municipal securities risk, all of which are described in the Fund's current prospectus.

* * *

PROPOSAL: TO APPROVE REVISING A FUNDAMENTAL INVESTMENT
RESTRICTION THAT REQUIRES THE FUND, UNDER NORMAL
MARKET CONDITIONS, TO INVEST AT LEAST 25% OF ITS ASSETS IN
SECURITIES ISSUED BY BANKS

     The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed or removed by a vote of the Fund's shareholders:

The Fund may not invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S.

Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the Fund may invest less than 25% of its assets in bank obligations.

     Since this restriction prevents the Fund from investing 99.5% of its total assets in securities issued or guaranteed by the U.S. government, repurchase agreements collateralized solely by cash and/or government securities, and cash, and, thus, prevents the Fund from changing its investment strategy so that the Fund will comply with the new definition of "government money market fund," the Board has approved, and recommends that shareholders approve, revise the investment restriction as follows:

The Fund may not invest more than 25% of its total assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

* * *

Required Vote and the Board's Recommendation

     The approval of the proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities present (or represented by proxy) at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present (or represented by proxy) at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND

VOTE "FOR" APPROVAL OF THE PROPOSAL

* * *

VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.

     A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

Methods of Solicitation and Expenses

     The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $2,800, will be borne by Dreyfus, and not the Fund. In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

ADDITIONAL INFORMATION

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

     MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor (i.e., principal underwriter).

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the assets of the Fund.

Certain Beneficial Ownership

     As of June 10, 2016, the Fund had 1,355,234,826 shares issued and outstanding. Set forth below is information as to those shareholders known by the Trust to own of record or beneficially 5% or more of the Fund's outstanding voting securities as of June 10, 2016.

	Amount of Fund	Percent of Fund
Name and Address	Shares	Shares
of Participating Insurance Company	Outstanding	Outstanding

Hare & Co.	1,355,234,826	100.00%
C/O The Bank of New York Mellon
111 Sanders Creek Parkway - 2nd Floor
East Syracuse, NY 13057-1382

     Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of June 10, 2016, no Trustees or officers of the Trust owned any shares of the Fund.

OTHER MATTERS

     The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Trust begins to print and mail the proxy materials for such meeting and meet certain other requirements. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Trust's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Trust of any such proposal. The fact that the Trust receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

     Please advise the Trust, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: June __, 2016

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**.
3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12149-S45537

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For	Against	Abstain
☐	☐	☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date